                                                                    EXHIBIT 10.2


                              WAI SUBSCRIPTION AGREEMENT

          WAI SUBSCRIPTION AGREEMENT, dated as of June 25, 1998, between Westfield America, Inc.(ARBN 082 554 541), a Missouri corporation (the "COMPANY") and Westfield American Investments Pty Limited (ACN 003 161 475), a company organized under the laws of Australia ("WAI"), a subsidiary of Westfield Holdings Limited (ACN 001 671 496), an Australian public company ("WHL") and with respect to Section 5(b), WHL.

                                 W I T N E S S E T H:

          WHEREAS, the Company wishes to sell and Security Capital Preferred Growth Incorporated ("SECURITY CAPITAL") wishes to purchase $75,000,060 (U.S.) of Series C Cumulative Convertible Redeemable Preferred Stock of the Company pursuant to a Series C Stock Purchase Agreement (the "SERIES C STOCK PURCHASE AGREEMENT");

          WHEREAS, Westfield America Management Limited, an Australian company (the "MANAGER") has directed Perpetual Trustee Company Limited, an Australian company (the "TRUSTEE") on behalf of Westfield America Trust, an Australian public property trust,("WAT") to subscribe for and purchase, and the Company desires to sell to the Trustee on behalf of WAT, 416,667 shares of Series D Cumulative Convertible Redeemable Preferred Stock (the "SERIES D PREFERRED STOCK"); and

          WHEREAS, the Company wishes to sell and WAI wishes to buy 277,778 shares of Series D Stock of the Company, par value $1.00 (the "SHARES"),subject to the terms and conditions contained herein.

          NOW, THEREFORE, to implement the foregoing and in consideration of the mutual agreements contained herein, the parties hereto hereby agree as follows:

          1. PURCHASE AND SALE OF THE SHARES. Subject to all of the terms and conditions of this Agreement, the Company agrees to sell and WAI agrees to purchase the Shares on the Closing Date (as defined in Section 2) for a purchase price of $50,000,040 (U.S.) The Shares shall have the rights set forth in the Series D Certificate of Designation, in substantially the form attached as Exhibit A hereto.

          2. CLOSING.

          (a) TIME AND PLACE. Subject to the satisfaction of the conditions contained herein, the closing of the sale of the Shares (the "CLOSING") shall take place simultaneously with the closing under the Series C Preferred Stock Agreement (the "CLOSING DATE"). The Closing shall occur at the offices of Westfield America, Inc., 11601 Wilshire Boulevard, 12th Floor, Los Angeles, California 90025.

          (b) DELIVERY BY THE COMPANY. At the Closing, the Company shall deliver to WAI a stock certificate registered in the WAI's name and representing the Shares to be delivered at the Closing.

          (c) DELIVERY BY WAI. At the Closing, WAI shall pay or cause to be paid to the Company $50,000,040 (U.S.), by wire transfer of immediately available funds to the account of the Company to a bank in New York City designated by the Company, by notice to the WAI at least two Business Days prior to Closing.

          3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to WAI as follows:

          (a) AUTHORIZATION. The Company has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been or will be duly authorized by the Company.

          (b) THE SHARES. The Shares, to be delivered by the Company at the Closing, as of the Closing Date, will have been duly authorized for issuance and, when delivered in accordance with this Agreement, will be validly issued, fully paid and non-assessable.

          (c) SERIES C PREFERRED STOCK PURCHASE AGREEMENT. The representations and warranties of the Company contained in the Series C Preferred Stock Purchase Agreement are true and correct in all material respects;

          4. REPRESENTATIONS AND WARRANTIES OF WAI. WAI hereby represents and warrants to the Company as follows:

          (a) AUTHORIZATION. If Shareholder Approval is obtained, then WAI will have full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will be, if Shareholder Approval is obtained, duly authorized by or on behalf of each of WAI.

          "Shareholder Approval" means the passing by a meeting of shareholders of WHL of a resolution authorizing and empowering WAI to, amongst other things, enter into the transactions contemplated by this Agreement for the purposes of the Listing Rules of the Australian Stock Exchange Limited.

          (b)  ACQUISITION FOR INVESTMENT:  SOPHISTICATION: SOURCE OF FUNDS.

          (i) WAI is acquiring the Shares for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, and WAI has no present intention or plan to


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

     effect any distribution of Shares. WAI understands that the Company will offer and sell the Shares to WAI pursuant to the exemption from registration under the Securities Act contained in Rule 506 of Regulation D promulgated thereunder. WAI is an "accredited investor" as defined in Regulation D and is able to bear the economic risk of acquisition of the Shares, can afford to sustain a total loss on such investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of the proposed investment. WAI has received copies of all of the periodic reports filed with the Securities and Exchange Commission (the "COMMISSION") since December 31, 1997, pursuant to Section 13 of the Securities Exchange Act of 1934, as amended and the Company's Registration Statement on Form S-3 (Reg. No. 333-52977) as filed with the Commission on June 1, 1998 (collectively the "DISCLOSURE DOCUMENTS") and has been furnished the opportunity to ask questions of and receive answers from representatives of the Company concerning the Disclosure Documents and the business and financial affairs of the Company.

          (ii) WAI understands that the Shares and the common stock to be issued upon conversion thereof (the "CONVERSION STOCK") have not been registered under the Securities Act or applicable state securities laws and agrees not to sell, pledge or otherwise transfer any of the Shares or in the absence of such registration or an opinion of counsel reasonably satisfactory to the Company that such registration is not required. WAI acknowledges that the Company is not required to register the Shares or the Conversion Stock.

          (c)   LEGENDS

          WAI acknowledges and agrees that any certificates evidencing the Series D Preferred Stock purchased pursuant to this Agreement and the Conversion Stock issuable upon conversion thereof shall be stamped or endorsed with legends in substantially the following form and shall be subject to the provisions of such legends:

     "THE SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM AND AS SET FORTH HEREIN.

     "THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE ISSUER THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (2) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO (i) THE RECEIPT BY THE ISSUER OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, AND (ii) THE RECEIPT BY THE ISSUER OF SUCH OTHER EVIDENCE REASONABLY ACCEPTABLE TO THE ISSUER THAT SUCH REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, (3) TO THE ISSUER, ITS AFFILIATES, AND (4) IN THE CASE OF A TRANSFER UNDER (1), (2) OR (3) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          WAI acknowledges and agrees that each certificate in respect of the Series D Preferred Stock shall bear the following additional legend:

     "THE PREFERRED SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER


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

     FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO INDIVIDUAL MAY BENEFICIALLY OWN SHARE IN EXCESS OF THE THEN APPLICABLE OWNERSHIP LIMIT, WHICH MAY DECREASE OR INCREASE FROM TIME TO TIME, UNLESS SUCH INDIVIDUAL IS AN EXISTING HOLDER. IN GENERAL, ANY INDIVIDUAL WHO ATTEMPTS TO BENEFICIALLY OWN SHARES IN EXCESS OF THE OWNERSHIP LIMIT MUST IMMEDIATELY NOTIFY THE CORPORATION. ALL CAPITALIZED TERMS USED IN THIS LEGEND HAVE THE MEANINGS SET FORTH IN THE ARTICLES OF INCORPORATION, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON OWNERSHIP AND TRANSFER ARE VIOLATED, THE PREFERRED SHARES REPRESENTED HEREBY MAY BE AUTOMATICALLY EXCHANGED FOR EXCESS SHARES AND DEEMED TRANSFERRED TO A SPECIAL TRUST AS PROVIDED IN THE ARTICLES OF INCORPORATION."

          WAI acknowledges and agrees that the certificates in respect of the Conversion Stock shall bear the following additional legend.

          "THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON OWNERSHIP AND TRANSFER FOR THE PURPOSE OF THE CORPORATION'S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES IN EXCESS OF THE THEN APPLICABLE OWNERSHIP LIMIT, WHICH MAY DECREASE OR INCREASE FROM TIME TO TIME, UNLESS SUCH INDIVIDUAL IS AN EXISTING HOLDER. IN GENERAL, ANY INDIVIDUAL WHO ATTEMPTS TO BENEFICIALLY OWN SHARES IN EXCESS OF THE OWNERSHIP LIMIT MUST IMMEDIATELY NOTIFY THE CORPORATION. ALL CAPITALIZED TERMS USED IN THIS LEGEND HAVE THE MEANINGS SET FORTH IN THE ARTICLES OF INCORPORATION, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS. IF


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

     THE RESTRICTIONS ON OWNERSHIP AND TRANSFER ARE VIOLATED, THE COMMON SHARES REPRESENTED HEREBY MAY BE AUTOMATICALLY EXCHANGED FOR EXCESS SHARES AND DEEMED TRANSFERRED TO A SPECIAL TRUST AS PROVIDED IN THE ARTICLES OF INCORPORATION.

          5. COVENANTS.

          (a) COVENANTS OF THE COMPANY. The Company hereby covenants to submit to a shareholder vote at its 1999 Annual Meeting (the "1999 ANNUAL MEETING") or at a special shareholder meeting held prior to such time, the question of whether the Series D Preferred Stock shall be convertible into common stock, par value $0.01 per share, of the Company (the "PROPOSITION").

          (b) COVENANTS BY WHL AND WAI.

          (i) WHL SHAREHOLDER MEETING. WHL hereby agrees to convene a meeting of shareholders of WHL for the purpose of seeking Shareholder Approval as soon as practicable, but in no event later than August 1, 1998.

          (ii) 1999 ANNUAL MEETING. WHL agrees to attend and to cause its subsidiaries holding common stock, par value $0.01 per share, of the Company to attend, in person or by proxy, the 1999 Annual Meeting or at a special shareholder meeting held prior to such time, and to vote upon the Proposition.

          (iii) Registration Rights Waiver. WHL hereby (i) waives its right under the Registration Rights Agreement, dated as of May 21, 1997, between the Company and WHL (the "WHL REGISTRATION RIGHTS AGREEMENT") to have included its Registrable Securities (as defined in the WHL Registration Rights Agreement) in the Company's Registration Statement on Form S-3 (No. 333-52977) and (ii) consents, under Sections 2.1 and 2.2 of the WHL Registration Rights Agreement, to the rights granted under Registration Rights Agreement, between the Company and Security Capital, dated the date hereof, (the "SECURITY CAPITAL REGISTRATION RIGHTS AGREEMENT", to the holders of Registrable Shares (as defined therein). The Company and WHL hereby agree that the Sections 2.1 and 2.2 of the WHL Registration Rights Agreement are hereby amended to the limited extent necessary to ensure that such Agreement does not conflict with, or limit in any way, the rights granted to the holders of Registrable Shares under the Security Capital Registration Rights Agreement.

          6. CONDITIONS.

          (a) CONDITIONS TO THE OBLIGATIONS OF THE TRUSTEE. The obligation of the Trustee to purchase the Shares at the Closing is subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

          (i)   Shareholder Approval;

          (ii) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at and as of the date hereof, and true and correct in all material respects at and as of the Closing Date as if made at and as of such time;

          (iii) No Bankruptcy Event or Acceleration Event with respect to the Company shall have occurred and be continuing, and WAI shall have received a certificate of the president or a co-president, chief financial officer or a vice president of the Company, dated as of the Closing Date, to the effect that no such Bankruptcy Event or Acceleration Event has occurred and is continuing (in each case, subject to clause (y) of the definition of "Acceleration Event").

          A "BANKRUPTCY EVENT" shall occur with respect to the Company if (x) a court of appropriate jurisdiction enters an order or decree under any Bankruptcy Law that

     (A) is for relief against the Company in an involuntary case, (B) appoints a Receiver of the Company or for all or substantially all of its property or (C) orders the liquidation of the Company; or (y) the Company pursuant to or within the meaning of any Bankruptcy Law (A) commences a voluntary case, (B) consents to the entry of an order for relief in an involuntary case, (C) consents to the appointment of a Receiver of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors.

          An "ACCELERATION EVENT" shall occur with respect to the Company if the Company defaults under the terms of any agreement or instrument evidencing or under which the Company has at the date of this Agreement or hereafter outstanding any Senior Indebtedness that is full recourse to the Company and such Senior Indebtedness shall be accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise become due and payable and the aggregate principal amount thereof so accelerated exceeds U.S.$150,000,000 and such acceleration is not rescinded or annulled within 90 Business Days; PROVIDED, HOWEVER, that (x) if such default under such agreement or instrument is remedied or cured by the Company or waived by the holders of such Senior Indebtedness, then the Acceleration Event hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived or (y) if the Company provides to WAI a certificate of the president or a co-president, chief financial officer or a vice president of the Company to the effect that the Company holds sufficient funds, or has sufficient availability under its credit facilities, to discharge such Senior Indebtedness, then for all purposes of this Agreement the Acceleration Event shall be deemed not to have occurred.

          For the purposes of this Section 6:

          "BANKRUPTCY LAW" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

          "INDEBTEDNESS" means (i) the principal obligations of the Company for borrowed money (other than (x) the deferred purchase price of property or services and (y) indebtedness to trade creditors and service providers incurred in the ordinary course of business) and (ii) the principal obligations of the Company evidenced by bonds, notes, debentures or other similar instruments.

          "RECEIVER" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          "SENIOR INDEBTEDNESS" means any Indebtedness of the Company that is not subordinated in right of payment to any other Indebtedness of the Company.

          (iv) The Company shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing Date pursuant to the terms hereof;

          (v) The closing under the Series C Preferred Stock Purchase Agreement shall be occurring simultaneously with the Closing of the Shares; and

          (vi) The Company shall have delivered a legal opinion in a form to be mutually agreed by WAI and the Company.

          (b) CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell the Shares at the

Closing is subject to the satisfaction or waiver at or prior to the Closing Date of the following conditions:

          (i) The representations and warranties of WAI contained in this Agreement shall be true and correct in all material respects at and as of the date hereof, and true and correct in all material respects at and as of the Closing Date as if made at and as of such time; and

          (ii) WAI shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Closing Date pursuant to the terms hereof.

     7.   MAINTENANCE OF REIT STATUS.

          (a) So long as WHL or any of its wholly-owned subsidiaries (a "WHL Entity") owns any of the Series D Equity Shares, the Company will continue to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code.

          (b) If the Company shall fail to continue to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code (a "REIT-TERMINATION EVENT"), each WHL Entity shall have the right to require the Company, to the extent the Company shall have funds legally available therefor, to repurchase any or all of the Series D Equity Shares held by such WHL Entity at a repurchase price payable in cash (the "REIT-REPURCHASE PAYMENT") in an amount equal to 115% of the Liquidation Preference thereof, plus accrued and unpaid dividends whether or not declared, if any to the date of repurchase or the date payment is made available (the "REIT-REPURCHASE DATE").

          (c) Within 15 days following the Company becoming aware that a REIT-Termination Event has occurred, the Company shall mail by first class mail or recognized overnight courier a notice to each WHL Entity holding Series


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

D Equity Shares stating (A) that a REIT-Termination Event has occurred and that such holder has the right to require the Company to repurchase any or all of the Series D Equity Shares, (B) the date of repurchase (which shall be a Business Day, no earlier than 30 days and no later than 60 days from the date such notice is mailed, or such later date as may be necessary to comply with the requirements of the Exchange Act), (C) the repurchase price and (D) the instructions determined by the Company, consistent with this subsection, that such holder must follow in order to have the Series D Equity Shares repurchased.

          (d) On the REIT-Repurchase Date, the Company, to the extent lawful, shall accept for payment Series D Equity Shares or portions thereof tendered by the WHL Entities pursuant to the REIT-Repurchase Offer and promptly, by wire transfer of immediately available funds to such holders, as directed by such holders, send an amount equal to the REIT-Repurchase Payment in respect of all Series D Equity Shares, or portions thereof so tendered.

          (e) Notwithstanding anything else herein, to the extent they are applicable to any REIT-Repurchase Offer, the Company will comply with any federal and state securities laws, rules and regulations and all time periods and requirements shall be adjusted accordingly.

          8.    MISCELLANEOUS.

          (a) NOTICES. All notices and other communications made in connection with this Agreement shall be in writing and shall be (A) sent by facsimile, with a copy mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or (B) transmitted by hand delivery, addressed as follows (or at such other address as may be specified in writing to the other party hereto):


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

           (i)  if to the Company, to:

                Westfield America, Inc.
                11601 Wilshire Boulevard
                Los Angeles, California 90025
                Telecopy:  310-478-8776
                Attention: Irv Hepner, Secretary

          (ii)  if to WAI, to:

                Westfield Holdings Limited
                Level 24 Westfield Towers
                100 William Street
                Sydney NSW 2011 Australia
                Telecopy:  011 612 93587077
                Attention: Craig van der Laan

          All such notices and communications shall be deemed to have been received on the date of delivery.

          (b) BINDING EFFECT; BENEFITS, ETC. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any benefit or any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          (c) WAIVER; AMENDMENT. (i) WAIVER. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought. Any such waiver or instance shall constitute a waiver, modification or discharge, as the case may be, only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time.

          (ii) AMENDMENT. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company and WAI.

          (d) ASSIGNABILITY. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or WAI without the prior written consent of the other party.

          (e) SEPARABILITY. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          (f) GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF, OTHER THAN ANY MANDATING THE APPLICATION OF SUCH LAWS).

          The Company and WAI each irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement. The Company and WAI each irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in any such court and any claim that any such proceeding brought in such court has been brought in an inconvenient forum. The Company and WAI each agree that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding on it and may be enforced in any court to the jurisdiction of which it is subject by a suit upon such judgment. The Company and WAI each hereby irrevocably consent to service of copies of the summonses and complaints and any other process. Such service may be


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

made by mailing or delivering a copy of such process to their respective addresses set forth above or by any other means provided for by applicable law.

          (g) SECTION AND OTHER HEADINGS, ETC. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          (h) COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have duly executed this Subscription Agreement by their authorized representatives as of the date first above written.


                                      WESTFIELD AMERICA, INC.



                                      By:/s/ Peter S. Lowy
                                         -----------------
                                         Name: Peter S. Lowy
                                         Title: Co-President


                                      WESTFIELD AMERICAN INVESTMENTS PTY
                                      LIMITED



                                      By:/s/ Craig Van Der Laan De Vries
                                         -------------------------------
                                         Name: Craig van der Laan de Viries
                                         Title:


Agreed with respect to
Section 5 (b).

WESTFIELD HOLDINGS LIMITED


By:/s/ Craig Van Der Laan De Vries
   -------------------------------
   Name: Craig van der Laan de Vries
   Title:


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